UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Pacific Capital Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC CAPITAL FUNDS

Pacific Capital Growth Stock Fund
Pacific Capital Growth and Income Fund
Pacific Capital Value Fund

3435 Stelzer Road
Columbus, Ohio 43219
1-800-258-9232

May 15, 2007

Dear Shareholder:

A special meeting (the "Meeting") of the shareholders of Pacific Capital Growth Stock Fund (the "Growth Stock Fund"), Pacific Capital Growth and Income Fund (the "Growth and Income Fund") and Pacific Capital Value Fund (the "Value Fund"), each a series of Pacific Capital Funds (the "Trust"), will be held at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on Friday, June 8, 2007, at 11:00 a.m. local time.

At the Meeting, shareholders of the Growth Stock Fund, shareholders of the Growth and Income Fund and shareholders of the Value Fund will be asked to consider and vote separately upon an issue of great importance to their respective Fund.

The purpose of the Meeting is to consider approving a Sub-Advisory Agreement for the Growth Stock Fund, the Growth and Income Fund and the Value Fund among the Trust, Asset Management Group of Bank of Hawaii, and Chicago Equity Partners, LLC. If this proposal is approved by a Fund's shareholders, Chicago Equity Partners, LLC will serve as the Fund's sub-adviser and will be responsible for the day-to-day management of the Fund's investment portfolio, subject to the supervision of Asset Management Group of Bank of Hawaii (which will continue to serve as the Fund's adviser) and the Board of Trustees of the Trust. The Sub-Advisory Agreement will not result in any increase in the Funds' management fees.

To assist you in understanding the matter referred to above, we have prepared a "Question and Answer" summary. The information provided in the "Question and Answer" summary, however, is qualified in its entirety by the disclosures contained in the accompanying proxy statement.

THE TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSAL
AND RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

If you have any additional questions, please do not hesitate to contact us by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

Respectfully,

Robert Crowell
President
Pacific Capital Funds

WE URGE YOU TO VOTE BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD OR BY ATTENDING THE MEETING.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

QUESTIONS AND ANSWERS

Q.  WHO CAN VOTE?

A.  Any person owning shares of the Growth Stock Fund, the Growth and Income Fund or the Value Fund on May 1, 2007 can vote with respect to the Fund whose shares he or she owns.

Q.  WHY SHOULD I BOTHER TO VOTE?

A.  Your vote is important. If the Trust does not receive enough votes, it will have to spend money to mail proxies again or solicit votes by telephone so that this Meeting can take place.

Q.  HOW CAN I VOTE?

A.  You can vote your shares by completing and signing each enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Pacific Capital Funds at 1-800-258-9232.

Q.  HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A.  After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the proposal on the enclosed proxy card.

Q.  WHAT IF I HAVE ADDITIONAL QUESTIONS?

A.  Contact us by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed proxy card in the envelope provided.

PACIFIC CAPITAL FUNDS

Pacific Capital Growth Stock Fund
Pacific Capital Growth and Income Fund
Pacific Capital Value Fund

3435 Stelzer Road
Columbus, Ohio 43219
1-800-258-9232

NOTICE

Special Meeting of Shareholders
To Be Held June 8, 2007

To the shareholders of Pacific Capital Growth Stock Fund, Pacific Capital Growth and Income Fund and Pacific Capital Value Fund:

Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of Pacific Capital Growth Stock Fund (the "Growth Stock Fund"), Pacific Capital Growth and Income Fund (the "Growth and Income Fund") and Pacific Capital Value Fund (the "Value Fund"), each a series of Pacific Capital Funds (the "Trust"), to take place at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on Friday, June 8, 2007 at 11:00 a.m. local time, or as adjourned from time to time (the "Meeting"). The purpose of the Meeting is to consider approving a Sub-Advisory Agreement with respect to the Growth Stock Fund, the Growth and Income Fund and the Value Fund among the Trust, Asset Management Group of Bank of Hawaii, and Chicago Equity Partners, LLC.

After careful consideration, the Board of Trustees unanimously approved the proposal and unanimously recommends that shareholders of each Fund vote "FOR" the proposal.

The matter referred to above is discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on Tuesday, May 1, 2007 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY EACH ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. Please refer to the enclosed proxy card for instructions. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,

Kinga Kapuscinski
Secretary

May 15, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PACIFIC CAPITAL FUNDS

Pacific Capital Growth Stock Fund
Pacific Capital Growth and Income Fund
Pacific Capital Value Fund

3435 Stelzer Road
Columbus, Ohio 43219
1-800-258-9232

PROXY STATEMENT

Special Meeting of Shareholders
To Be Held June 8, 2007

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Pacific Capital Funds (the "Trust") for use at a special meeting of shareholders of Pacific Capital Growth Stock Fund (the "Growth Stock Fund"), Pacific Capital Growth and Income Fund (the "Growth and Income Fund") and Pacific Capital Value Fund (the "Value Fund") (each a "Fund" and, collectively, the "Funds"), each a series of the Trust, to be held at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on Friday, June 8, 2007, at 11:00 a.m., local time, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Funds with respect to the proposal set forth in the accompanying notice.

Definitive copies of this proxy statement and the enclosed form of proxy are intended to be first mailed to shareholders on or about May 15, 2007.

Shareholders can find important information about the Growth Stock Fund, the Growth and Income Fund and the Value Fund in the Trust's annual report dated as of July 31, 2006 and semi-annual report dated as of January 31, 2007, which previously have been furnished to shareholders. Shareholders may request another copy of the reports by writing to the Trust at the address above or by calling the telephone number above. The Trust will provide copies of the reports free of charge. Text-only versions of the Trust's annual report and semi-annual report can be viewed online or downloaded from the Trust's website (http://www.pacificcapitalfunds.com).

APPROVAL OF A SUB-ADVISORY AGREEMENT FOR
THE GROWTH STOCK FUND,
THE GROWTH AND INCOME FUND AND
THE VALUE FUND

INTRODUCTION

The shareholders of the Growth Stock Fund, the Growth and Income Fund and the Value Fund are being asked to approve a Sub-Advisory Agreement among the Trust, Asset Management Group of Bank of Hawaii ("AMG") and Chicago Equity Partners, LLC ("CEP") (the "Sub-Advisory Agreement"). At a meeting of the Board of Trustees held on March 19, 2007, the Trustees unanimously voted to appoint CEP as the sub-adviser to each Fund. AMG has served as the investment adviser to each Fund since the Fund's organization (in October 1992 for the Growth Stock and Growth and Income Funds, and December 1998 for the Value Fund) pursuant to an Investment Advisory Agreement that was approved by the initial shareholders of each respective Fund. Renewal of the Investment Advisory Agreement was last approved by the Board at its September 28, 2006 regular meeting. If shareholders of a Fund approve the Sub-Advisory Agreement, CEP will serve as the Fund's sub-adviser and will be responsible for the day-to-day management of the Fund's investment portfolio, subject to the supervision of AMG (which will continue to serve as the Fund's investment adviser) and the Board of Trustees of the Trust. The Sub-Advisory Agreement will not result in any increase in the Funds' management fees.

WHY IS THIS CHANGE BEING RECOMMENDED?

After considerable discussion, the Board of Trustees and management of the Trust and AMG jointly concluded that the past performance of the Growth Stock Fund, the Growth and Income Fund and the Value Fund had not met expectations. This determination coincided with an internal assessment by management of AMG of AMG's services to the Trust. After a thorough review of these matters, management of AMG determined that its staff should focus on providing advisory services with respect to fixed income security portfolios for the Trust, where past performance has generally exceeded expectations, and should discontinue direct day-to-day management of equity portfolios for the Trust, in favor of selecting and monitoring equity sub-advisers. Accordingly, management of the Trust and AMG recommended to the Board that the Trust enter into a sub-advisory arrangement with CEP on behalf of the Growth Stock Fund, the Growth and Income Fund and the Value Fund. Based on a careful consideration of the matter, the Board determined that the appointment of CEP as a sub-adviser to manage the Funds' investment portfolios is in the best interest of each Fund and its shareholders and approved the Sub-Advisory Agreement with respect to each Fund, subject to approval of the Fund's shareholders.

HOW WILL THE PROPOSED NEW ARRANGEMENT AFFECT THE MANAGEMENT OF THE FUNDS?

Pursuant to the Investment Advisory Agreement, AMG currently provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds, subject to the supervision of the Board of Trustees. If shareholders of a Fund approve the Sub-Advisory Agreement, CEP will serve as such Fund's sub-adviser and will have the day-to-day management responsibility for the Fund's portfolio, subject to supervision by AMG and the Board.

The investment objectives and investment strategies of the Growth and Income and Value Funds will not change as a result of the proposed sub-advisory arrangement. However, the investment strategy of the Growth Stock Fund may change in some respects, as CEP tends to focus its growth stock portfolios on equity securities of issuers with market capitalizations (total market price of outstanding equity securities) that are similar to that of the stocks comprising the S&P 500/Citigroup Growth Index, whereas AMG focuses on equity securities of issuers with market capitalizations similar to that of the stocks comprising the Russell 1000 Growth Index, with an additional focus on issuers with market capitalizations of $1 billion or more.

If the Sub-Advisory Agreement is approved by the shareholders of the Growth Stock Fund, the Fund's benchmark index will be changed from the Russell 1000 Growth Index to the S&P 500/Citigroup Growth Index. Management and the Board of Trustees believe that the S&P 500/Citigroup Growth Index will be a more appropriate benchmark for the

Growth Stock Fund in light of the anticipated large-cap growth strategy of CEP. The principal difference between these Indexes is that the S&P 500/Citigroup Growth Index includes stocks with a weighted average market capitalization of approximately $110 billion as of February 28, 2007, whereas the Russell 1000 Growth Index includes stocks with a weighted average market capitalization of approximately $70 billion as of that same date. A description of each Index and its performance over a period of ten years is set forth below:

Average Annual Total Returns
(for periods ended December 31, 2006)

	Past Year	Past 5 Years	Past 10 Years
Russell 1000 Growth Index(1), (3)	9.07%	2.69%	5.44%
S&P 500/Citigroup Growth Index(2), (3)	11.01%	3.30%	7.13%

(1)  The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)  The S&P 500/Citigroup Growth Index measures the performance of all stocks in the S&P 500 Index (the 500 larges U.S. companies based on total market capitalization) that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalizations). Prior to December 19, 2005 this index was known as the S&P 500/Barra Growth Index.

(3)  Does not reflect deductions for fees, expenses or taxes.

The proposed sub-advisory arrangement will not result in any increase in the Funds' management fees. AMG currently receives an annual advisory fee from each Fund at the rate of 0.80% of the value of the Fund's average daily net assets. For its services under the Sub-Advisory Agreement, CEP will receive an annual fee at the rate of 0.25% of the value of the Fund's average daily net assets and, for its future services under the Investment Advisory Agreement, AMG will receive an annual fee at the reduced rate of 0.55% of the value of the Fund's average daily net assets. For the last fiscal year, the Growth Stock Fund, the Growth and Income Fund and the Value Fund paid AMG advisory fees of $1,635,189, $1,305,371 and $1,316,510, respectively. Had the Sub-Advisory Agreement been in place for that period, the combined advisory and sub-advisory fees to be paid by each Fund would have been the same.

SUB-ADVISORY AGREEMENT

A copy of the proposed Sub-Advisory Agreement, as further described below, is set forth as Appendix A to this proxy statement. The following description of the Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Sub-Advisory Agreement as set forth in Appendix A.

The Sub-Advisory Agreement provides that CEP is responsible for, among other things (i) assisting AMG in providing a continuous investment program with respect to each Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in each Fund; (ii) selecting brokers and dealers through which securities transactions are to be executed; and (iii) maintaining certain records required under the relevant provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Sub-Advisory Agreement also provides that CEP is not responsible for voting the shares of any company held in a Fund's portfolio, with such responsibility remaining with AMG. For its services under the Sub-Advisory Agreement, CEP is entitled to a fee from each Fund, computed daily and payable quarterly, calculated at the annual rate of 0.25% of the value of each Fund's average daily net assets.

The Sub-Advisory Agreement provides that CEP will not be liable or responsible to the Trust, its shareholders or AMG for any action taken or omitted by CEP, except for liability resulting from CEP's bad faith, willful misconduct or gross negligence in the performance of its duties or reckless disregard of such duties.

The Sub-Advisory Agreement has an initial term of two years with respect to each Fund and continues thereafter automatically with respect to each Fund for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board or by vote of the lesser of (a) 67% of the shares of the particular Fund represented at a meeting if holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund. In either event its continuance must also be approved by a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable at any time without penalty, with respect to a particular Fund, on 60 days' notice, by AMG, CEP or the Board or by vote of the lesser of (a) 67% of the shares of such Fund represented at a meeting if holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund. In addition, the Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

INFORMATION ABOUT CEP

CEP is a Delaware limited liability company that has been engaged in the management of investment portfolios since its inception in 1989. Its principal office is located at 180 North LaSalle Street, Suite 3800, Chicago, Illinois 60601. The firm is registered as an investment adviser with the U.S. Securities and Exchange Commission, the Ontario Securities Commission, and the New Brunswick Securities Commission. CEP is majority owned by Affiliated Managers Group, Inc. a publicly traded corporation which holds an approximately 60% interest in CEP, and by nine other members of CEP. The principal office of Affiliated Managers Group, Inc. is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

CEP managed approximately $12 billion in assets as of December 31, 2006. The firm manages equity and fixed income portfolios for institutional clients such as pension funds, mutual funds and charitable foundations. The minimum account size is generally set at $10 million.

PORTFOLIO MANAGEMENT TEAM

Management anticipates that that the Funds will be managed by an equity team at CEP led by David Coughenour, Robert Kramer and David Johnsen. They are founding members of CEP who have been with the firm since 1989. Mr. Coughenour, Chief Investment Officer – Equity, leads the team. He has sixteen years of industry experience, and is responsible for overseeing all of CEP's equity products. He holds the Chartered Financial Analyst designation. Mr. Kramer, Managing Director, has nineteen years of industry experience and is personally responsible for following and analyzing the healthcare sector. He also oversees the quantitative research, trading and technology groups at CEP. Before joining CEP, Mr. Kramer worked with the Feldman Group and GE Capital. He holds the Chartered Financial Analyst designation and is a Certified Public Accountant. Mr. Johnsen, Managing Director, has thirty years of industry experience and is personally responsible for following and analyzing the technology hardware and consumer staples sectors. He also oversees CEP's team of fundamental analysts. Prior to joining CEP, he was a portfolio manager at Continental Bank. He holds the Chartered Financial Analyst designation.

DIRECTORS AND OFFICERS OF CEP

The following table lists the directors and principal executive officers of CEP, each of whom is also a member of CEP. The address of each individual listed below is 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601.

Name	Principal Occupation
David C. Coughenour, CFA	Managing Director; Chief Investment Officer – Equity

James A. DeZellar, CFA	Managing Director – Client Service

Keith Gustafson, CFA	Managing Director – Quantitative Analysis

David R. Johnsen, CFA	Managing Director – Staples, Technology Hardware

Robert H. Kramer, CFA, CPA	Managing Director – Healthcare, Research, Trading and Technology

Patrick C. Lynch, CFA	President

James D. Miller, CFA	Chairman

Patrick J. Morris, CFA	Managing Director – Trading

Dan Xystus	Managing Director – Quantitative Analysis

OTHER FUNDS

CEP acts as investment adviser or sub-adviser for other funds with similar investment objectives as the Funds. The following table sets forth relevant information with respect to each fund for which CEP acts as an investment adviser or a sub-adviser.

Name of Fund	Net Assets of the Fund as of December 31, 2006	Contractual Annual Rate of Compensation to CEP (based on each Fund's average daily net assets)	Waived or Reduced Fees	Adviser or Sub-Adviser
40/86 Series Trust	$32 Million	0.30%	None	Sub-Adviser
Managers' Investment Group, LLC	$14.8 Million	0.30%	None	Sub-Adviser

CONSIDERATION OF THE SUB-ADVISORY AGREEMENT BY THE BOARD

On March 19, 2007, the Board, including a majority of the Independent Trustees, met in person at a meeting called for the purpose of considering, among other things, the proposed Sub-Advisory Agreement for the Funds. At the meeting, representatives of AMG and CEP met in person with the Board and described the proposed services under the Sub-Advisory Agreement, the anticipated benefits to the Funds and the proposed fees. The Board also evaluated a variety of information provided by CEP in accordance with Section 15(c) of the Investment Company Act; a report prepared by AMG based on its review of CEP's performance record and capabilities; the Board's past experience with CEP since June 2006 as the sole sub-adviser to the Mid-Cap Fund series of the Trust and from July 2003 to June 2006 as a participant in Bankoh Investment Partners, LLC (a joint venture with Bank of Hawaii), which acted as the sub-adviser to the Mid-Cap Fund; and information provided to the Board by CEP in June 2006 and in December 2006 (in connection with the Board's consideration of Affiliated Managers Group, Inc.'s acquisition of a majority interest in CEP). In connection with their deliberations, the Trustees received assistance and advice regarding legal standards from their independent legal counsel. They discussed the Sub-Advisory Agreement with management representatives and in a private session with independent legal counsel at which no representatives of management were present.

In reviewing the nature, extent and quality of the services to be provided by CEP to the Funds, the Board evaluated the nature of CEP's organization in general; the qualifications and capabilities of the portfolio managers and other personnel who would have the principal investment responsibility for the Funds' investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of CEP's senior management and staff; the quality of CEP's services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the business reputation, financial condition and operational stability of CEP. The Board also considered management's and AMG's familiarity with and respect for the CEP organization and the close working relationship that had evolved between AMG and CEP as a result of their previous collaboration in managing the Mid-Cap Fund. The Board determined that CEP could provide high quality services to the Funds and that CEP's resources and the investment expertise of its professionals in managing large-cap equities could benefit each Fund.

The Trustees also reviewed the investment performance of each Fund over the one-year, three-year, five-year, and ten-year periods (or since inception period, as applicable) ended December 31, 2006 (the "Performance Periods"), as compared to the total returns of the Fund's relevant benchmark index and a peer group of comparable funds selected by eVestment Alliance. They compared this information with CEP's composite returns for accounts utilizing the styles that CEP proposed to apply in managing the Funds.

•  With respect to the Growth Stock Fund, the Board noted that the Fund underperformed its proposed benchmark (the S&P 500/Citigroup Growth Index), and was in the bottom 50% of a peer group of comparable funds selected by eVestment Alliance, for each of the Performance Periods. The Board also noted that CEP's large-cap growth strategy outperformed the S&P 500/Citigroup Growth Index and was in the top 50% of the eVestment Alliance peer group during each of the Performance Periods.

•  With respect to the Growth and Income Fund, the Board noted that the Fund underperformed its benchmark, the S&P 500 Index, and was in the bottom 75% of its eVestment Alliance peer group, for each of the Performance Periods. The Board also noted that CEP's large-cap core select strategy outperformed the S&P 500 Index for each of the Performance Periods and was in the top 25% of its eVestment Alliance peer group for most of the Performance Periods.

•  With respect to the Value Fund, the Trustees noted that that the Fund underperformed its benchmark, the Russell 1000 Value Index, for most of the Performance Periods (except for the one-year Performance Period), and was in the top 50% of its eVestment Alliance peer group during the recent Performance Periods but in the bottom 50% of its eVestment Alliance peer group during the longer-term Performance Periods. The Board also noted that CEP's large-cap value strategy outperformed the Russell 1000 Value Index, and was near the top 25% of its eVestment Alliance peer group, during most of the Performance Periods.

Based on this review, the Board determined that the short-term and longer-term performance record of CEP indicated that CEP's management of the Funds could benefit each Fund and its shareholders. The Board also noted CEP's discipline and consistency over time in applying its investment approach in managing portfolios, and concluded that CEP's investment approach and philosophy could potentially enhance each Fund's performance.

In considering the proposed sub-advisory fee, the Board noted that the total management fee to be paid by each Fund would not be affected as a result of the addition of CEP, as the current advisory fee paid by each Fund to AMG would be reduced to ensure that the total management fees previously approved by each Fund's shareholders would be unchanged. The Board noted that the management fees paid by the Funds had been compared to fees paid by other similarly managed mutual funds in connection with its approval of the Investment Advisory Agreement in September 2006. The Board also reviewed a sample CEP fee schedule that reflected the standard fees other institutional accounts with similar objectives and policies would expect to pay for a portfolio invested in CEP's large-cap and mid-cap core strategies, and noted that CEP's proposed fees represented a discount from its published fee schedule. After reviewing these matters, the Board concluded that the proposed sub-advisory fee to be paid to CEP was fair and reasonable to each Fund and its shareholders.

The Board also evaluated the projected benefits to CEP of the Funds' sub-advisory relationship, including the projected profitability of its relationship with the Funds. The Board noted that although CEP's sub-advisory fee did not have breakpoints and thus would not reflect economies of scale, if any, the fees CEP would receive from each Fund would be only one step higher than its lowest breakpoint for other institutional clients and would thus reflect the economies of scale of its overall investment management business. The Board considered that CEP does not generally compute profitability on an account or fund basis and that CEP would not receive significant ancillary benefits as a result of its relationship with the Funds, other than the benefit of bundled research of the type normally provided by brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Funds. The Board concluded that CEP's projected profit margin with respect to its relationship with the Funds would be within the range of acceptable industry standards.

Based on its review, including its consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that CEP was capable of providing high quality investment sub-advisory services to each Fund that would be beneficial to each Fund and its shareholders, that CEP's proposed sub-advisory fee was fair, and that approval of the Sub-Advisory Agreement with CEP is in the best interest of each Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND APPROVE THE SUB-ADVISORY AGREEMENT.

OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, estimated to be approximately [$ ], will be borne by AMG. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Funds may retain a proxy solicitation firm to assist in the solicitation of proxies at the Funds' expense. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of the Funds held of record by such persons.

SHAREHOLDER VOTING

Holders of each Fund's Class A, Class B, Class C, and Class Y shares of beneficial interest (collectively, the "Shares") of record as of the close of business on Tuesday, May 1, 2007 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments thereof with respect to such Fund. Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes, without regard to Class. As of the Record Date, the outstanding Shares of each Class of each Fund were as follows:

Fund	Outstanding Class A Shares	Outstanding Class B Shares	Outstanding Class C Shares	Outstanding Class Y Shares	Total Outstanding Shares
Growth Fund
Growth and Income Fund
Value Fund

The presence in person or by proxy of more than 50% of the Shares of a Fund outstanding on the Record Date (without regard to Class) entitled to vote at the Meeting will constitute a quorum for that Fund. If a quorum of a Fund is not present, sufficient votes are not received by the date of the Meeting from shareholders of the Fund, or the holders of Shares of a Fund present in person or by proxy determine to adjourn the Meeting of the Fund for any other reason, a person named as proxy may propose one or more adjournments of the Meeting of the Fund from time to time to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those Shares of a Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal with respect to the Fund. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal, but the proxy is properly executed, it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE

Approval of the proposal with respect to a Fund will require the affirmative "vote of a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act, without regard to Class. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting. If the required vote is not obtained for the proposal for any Fund, the Trustees will consider what other actions to take in the best interests of the Fund, and the Sub-Advisory Agreement will become effective for the Fund(s) with respect to which the required vote has been obtained.

INTERESTED PARTIES

[To the best of the Trust's knowledge, as of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.] The following tables set forth, to the best of the Trust's knowledge, the name, address, number and percentage of Shares of persons that owned beneficially or of record more than 5% of the outstanding Shares of each Fund as of the Record Date.

GROWTH STOCK FUND

	Class A		Class B		Class C		Class Y
Record Holder	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund

GROWTH AND INCOME FUND

	Class A		Class B		Class C		Class Y
Record Holder	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund

VALUE FUND

	Class A		Class B		Class C		Class Y
Record Holder	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund	Number of Shares	Percentage of Fund

SHAREHOLDER PROPOSALS

Neither the Trust nor the Funds hold regular shareholders meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

A proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

OTHER SERVICE PROVIDERS

Bank of Hawaii, located at 130 Merchant Street, Honolulu, Hawaii 96813, is the Funds' administrator.

BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' sub-administrator. BISYS Fund Services Limited Partnership, located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, is the Funds' distributor.

The Trust requests your execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By order of the Board of Trustees,

Kinga Kapuscinski
Secretary

Appendix A

FORM OF
SUB-ADVISORY AGREEMENT
Pacific Capital Growth Stock Fund
Pacific Capital Growth and Income Fund
Pacific Capital Value Fund

THIS AGREEMENT is made as of                   , 2007 among Pacific Capital Funds (the "Trust"), Asset Management Group of Bank of Hawaii (the "Adviser"), and Chicago Equity Partners, LLC (the "Sub-Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for certain series of the Trust specified in Appendix A (each a "Fund" and collectively "the Funds") and the Sub-Adviser is willing to do so; and

WHEREAS, the Board of Trustees of the Trust and the shareholders of the Funds have approved this Agreement and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to each Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Funds. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.  Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to each Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Sub-Adviser will provide services to each Fund under this Agreement in accordance with the investment objectives, policies and restrictions as stated in such Fund's prospectus and applicable resolutions of the Trust's Board of Trustees.

  Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to each Fund:

  (a)  determine from time to time what securities and other investments will be purchased, retained or sold for the Fund;

  (b)  place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

  (c)  not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

  (d)  manage the Fund's overall cash position;

  (e)  attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser; and

  (f)  maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

Notwithstanding any other provision of this Agreement to the contrary, however, the Sub-Adviser shall not be responsible for voting the shares of any company held in any Fund's portfolio in connection with any meeting of the shareholders of such company, which voting shall be the responsibility of the Adviser.

3.  Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to each Fund that it will:

  (a)  conform with all Rules and Regulations of the Securities and Exchange Commission;

  (b)  transmit trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

  (c)  treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

4.  Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which any Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Funds under this Agreement.

5.  Portfolio Transactions. Investment decisions for each Fund shall be made by the Sub-Adviser independently from those for any other Fund and any other investment companies and accounts advised or managed by the Sub-Adviser. One or more of the Funds and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and/or another Fund, Funds, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Trust acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for any Fund with those to be sold or purchased for other Fund, Funds, investment companies or accounts in order to obtain best execution.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Funds' policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Funds either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of one or more of the Funds and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Funds. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Funds' principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

6.  Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7.  Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds.

8.  Compensation. For the services provided and the expenses assumed with respect to each Fund pursuant to this Agreement, the Sub-Adviser shall be entitled to a fee, computed daily and payable quarterly directly from such Fund, calculated at the annual rate set forth in Appendix A.

9.  Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder in the absence of its bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

10.  Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval shall be required for references in the Funds' registration statement, shareholder reports and regulatory filings concerning the identity of and services provided by the Sub-Adviser to the Funds; and provided further, that such approval with respect to substantially identical advertising and promotional materials shall be required only with respect to the first use of such materials.

11.  Duration and Termination. Unless sooner terminated with respect to a particular Fund, this Agreement shall continue with respect to such Fund for a period of two years from the date first set forth above, and thereafter shall continue automatically with respect to such Fund for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval.

This Agreement is terminable at any time without penalty, with respect to a particular Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. In addition, this Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a particular Fund until approved by the vote of both (i) a majority of the outstanding voting securities of the Fund, if such vote is required by the 1940 Act, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To The Sub-Adviser at:

Chicago Equity Partners, LLC
180 N. LaSalle St, Suite 3800
Chicago, IL 60601

To the Adviser at:

Asset Management Group
of Bank of Hawaii
111 South King Street
Honolulu, Hawaii 96813

To the Trust at:

c/o BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

14.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.  Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time, under an Agreement and Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ASSET MANAGEMENT GROUP OF BANK OF HAWAII

By:

  Name:

  Title:

CHICAGO EQUITY PARTNERS, LLC

By:

  Name:

  Title:

PACIFIC CAPITAL FUNDS

By:

  Name:

  Title:

APPENDIX A

Series: Annual Rate of Compensation:	Pacific Capital Growth Stock Fund 0.25% of the Fund's average daily net assets

Series: Annual Rate of Compensation:	Pacific Capital Growth & Income Fund 0.25% of the Fund's average daily net assets

Series: Annual Rate of Compensation:	Pacific Capital Value Fund 0.25% of the Fund's average daily net assets

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

PACIFIC CAPITAL GROWTH STOCK FUND

June 8, 2007

The undersigned hereby appoints Kinga Kapuscinski and Velvet R. Regan or either of them (with full power to act in the absence of the other, each with full power of substitution) as his/her attorney and proxy to vote and act with respect to all shares of the Pacific Capital Growth Stock Fund (the “Fund”), a series of Pacific Capital Funds, held by the undersigned at the special meeting of shareholders of the Fund to be held at 11:00 a.m., local time, on June 8, 2007, at the offices of the Trust’s sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

To approve a Sub-Advisory Agreement with respect to the Growth Stock Fund, the Growth and Income Fund and the Value Fund among Pacific Capital Funds, Asset Management Group of Bank of Hawaii, and Chicago Equity Partners, LLC

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the notice of the Meeting and proxy statement is hereby acknowledged.

Dated	, 2007

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY

AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

PACIFIC CAPITAL GROWTH AND INCOME FUND

June 8, 2007

The undersigned hereby appoints Kinga Kapuscinski and Velvet R. Regan or either of them (with full power to act in the absence of the other, each with full power of substitution) as his/her attorney and proxy to vote and act with respect to all shares of the Pacific Capital Growth and Income Fund (the “Fund”), a series of Pacific Capital Funds, held by the undersigned at the special meeting of shareholders of the Fund to be held at 11:00 a.m., local time, on June 8, 2007, at the offices of the Trust’s sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

To approve a Sub-Advisory Agreement with respect to the Growth Stock Fund, the Growth and Income Fund and the Value Fund among Pacific Capital Funds, Asset Management Group of Bank of Hawaii, and Chicago Equity Partners, LLC

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the notice of the Meeting and proxy statement is hereby acknowledged.

Dated	, 2007

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY

AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

PACIFIC CAPITAL VALUE FUND

June 8, 2007

The undersigned hereby appoints Kinga Kapuscinski and Velvet R. Regan or either of them (with full power to act in the absence of the other, each with full power of substitution) as his/her attorney and proxy to vote and act with respect to all shares of the Pacific Capital Value Fund (the “Fund”), a series of Pacific Capital Funds, held by the undersigned at the special meeting of shareholders of the Fund to be held at 11:00 a.m., local time, on June 8, 2007, at the offices of the Trust’s sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

To approve a Sub-Advisory Agreement with respect to the Growth Stock Fund, the Growth and Income Fund and the Value Fund among Pacific Capital Funds, Asset Management Group of Bank of Hawaii, and Chicago Equity Partners, LLC

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Receipt of the notice of the Meeting and proxy statement is hereby acknowledged.

Dated	, 2007

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS PROXY

AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.